UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): September 30, 2004
                                                           ------------------





                             C&D Technologies, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                               1-9389                     13-3314599
----------------              ------------------------          --------------
(State or other               (Commission file number)          (IRS employer
jurisdiction of                                                 identification
incorporation)                                                  no.)


       1400 Union Meeting Road,
       Blue Bell, Pennsylvania                                         19422
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(Address of principal executive offices)                             (Zip code)


       Registrant's telephone number, including area code: (215) 619-2700
                                                           --------------


                                       N/A
                    ----------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On September 30, 2004, registrant entered into an agreement with Celestica Inc. and/or one or more of its affiliates or subsidiaries (collectively referred to herein as "Seller") pursuant to which Seller will manufacture certain power products for registrant for a term of three years, unless terminated earlier under the provisions of the agreement. The registrant also acquired the Power Systems division of Seller, which is described under Item 2.01 of this report.

Item 2.01  Completion of Acquisition or Disposition of Assets.

As previously reported in a press release attached to its Form 8-K dated September 30, 2004, the registrant acquired the Power Systems division of Celestica Inc. and several of its affiliates or subsidiaries (collectively referred to herein as the "Seller") for an aggregate purchase price of $52.8 million on September 30, 2004, subject to adjustment as described in the Purchase Price Adjustment Agreement, attached as an exhibit hereto. The transaction was accomplished through (1) the acquisition of all of the shares of an unlimited liability corporation in Canada, (2) the acquisition of the sole membership interest of a limited liability company in the United States and (3) various asset purchase agreements between or among Seller and either a Delaware subsidiary or Shanghai, China subsidiary of registrant. The registrant also entered into an Agreement for Manufacture with Seller, which is described under
Item 1.01 of this report.

The registrant's revolving line of credit was expanded to $200 million to fund the acquisition.

Item 9.01  Financial Statements and Exhibits.

           (a) Financial Statements.

           This item is not applicable because the acquisition does not satisfy the reporting threshold, under regulations promulgated by the Securities and Exchange Commission.

           (b) Pro Forma Financial Information.

           This item is not applicable because the acquisition does not satisfy the reporting threshold, under regulations promulgated by the Securities and Exchange Commission.

           (c) Exhibits.

           The following exhibits is filed herewith:

           Exhibit No.                        Description

              2.1 LLC Interest Purchase Agreement between Celestica Corporation, Celestica Inc. and C&D Technologies, Inc., dated September 23, 2004.

              2.2 Share Purchase Agreement between Celestica International Inc., Celestica Inc., C&D Power Systems (Canada) ULC and C&D Technologies, Inc., dated September 23, 2004.

              2.3 Asset Purchase Agreement between Celestica International Inc., Celestica Corporation, Celestica (Thailand) Limited, Dynamo Acquisition Corp., Celestica Inc. and C&D Technologies, Inc., dated September 23, 2004.

              2.4 Asset Purchase Agreement between Celestica Electronics (Shanghai) Co. Ltd., Datel Electronic Technology (Shanghai) Co., Ltd., Celestica Inc. and C&D Technologies, Inc., dated September 23, 2004.

              2.5 Inventory Purchase Agreement between Celestica Suzhou Technology Ltd., Dynamo Acquisition Corp., Celestica Inc. and C&D Technologies, Inc., dated September 23, 2004.

              2.6 Purchase Price Adjustment Agreement between Celestica International Inc., Celestica Corporation, Celestica (Thailand) Limited, Celestica Electronics (Shanghai) Co. Ltd. Celestica Suzhou Technology Ltd., Celestica Inc., C&D Power Systems (Canada) ULC, C&D Technologies, Inc., Dynamo Acquisition Corp., and Datel Electronic Technology (Shanghai) Co., Ltd., dated September 23, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            C&D TECHNOLOGIES, INC.



Date:  October 6, 2004                    By: /s/ Stephen E. Markert, Jr.
                                              ---------------------------------
                                                  Stephen E. Markert, Jr.,
                                                  Vice President - Finance and
                                                  Chief Financial Officer